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Exhibit 32

CERTIFICATIONS OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Paul K. Laikind, Chief Executive Officer of Metabasis Therapeutics, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

  1.
  The Annual Report on Form 10-K of the Company for the period ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.

Date: March 31, 2005	By:	/s/ PAUL K. LAIKIND Paul K. Laikind, Ph.D., Chief Executive Officer

        I, John W. Beck, Chief Financial Officer of Metabasis Therapeutics, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

  1.
  The Annual Report on Form 10-K of the Company for the period ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.

Date: March 31, 2005	By:	/s/ JOHN W. BECK John W. Beck, C.P.A., Chief Financial Officer

A signed original of these certifications has been provided to Metabasis Therapeutics, Inc. and will be retained by Metabasis Therapeutics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

These certifications are being furnished solely to accompany this annual report pursuant to 18 U.S.C. Section 1350, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 and are not to be incorporated by reference into any filing of Metabasis Therapeutics, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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  Exhibit 32
CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002